UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 18, 2015

RESONANT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36467	45-4320930
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

110 Castilian Drive, Suite 100
Santa Barbra, California	93117
(Address of Principal Executive Offices)	(Zip Code)

(805) 308-9803

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

(a)                                 Dismissal of Independent Registered Public Accounting Firm

On June 18, 2015, we dismissed Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) as Resonant Inc.’s independent registered public accounting firm.  The decision to dismiss Squar Milner was approved by the audit committee of our board of directors.

The audit reports of Squar Milner on our financial statements as of and for the fiscal years ended December 31, 2013 and 2014 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles, except the audit report on our financial statements as of and for the fiscal year ended December 31, 2013 did contain an explanatory paragraph related to our ability to continue as a going concern.

In connection with the audit of our financial statements for the fiscal years ended December 31, 2013 and 2014, and for the subsequent interim period through the date of this Current Report on Form 8-K, there were: (i) no disagreements between us and Squar Milner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused Squar Milner to make reference to the subject matter of the disagreements in its report on our financial statements for such fiscal years; and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided Squar Milner with a copy of the disclosures in this Current Report on Form 8-K and requested that Squar Milner furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Squar Milner agrees with our statements in this Item 4.01.  A copy of the letter dated June 18, 2015, furnished by Squar Milner in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)                                 Engagement of New Independent Registered Public Accounting Firm

The audit committee of our board of directors approved the appointment of Crowe Horwath LLP (“Crowe Horwath”) as our new independent registered public accounting firm, and we formally engaged Crowe Horwath as our independent registered public accounting firm on June 18, 2015.

During our two most recent fiscal years ended December 31, 2013 and 2014 and through June 18, 2015, neither we nor anyone on our behalf consulted with Crowe Horwath with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and Crowe Horwath did not provide either a written report or oral advice to us that Crowe Horwath concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

16.1                        Letter to the Securities and Exchange Commission from Squar, Milner, Peterson, Miranda & Williamson, LLP dated June 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2015	Resonant Inc.

	By:	/s/ Daniel Christopher
Daniel Christopher
Vice President of Legal Affairs and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter to the Securities and Exchange Commission from Squar, Milner, Peterson, Miranda & Williamson, LLP dated June 18, 2015.